Exhibit 99.2
SECURITY AGREEMENT

Host America Corporation
a Colorado corporation with a
place of business at
Two Broadway
Hamden, Connecticut
("Debtor")

for valuable consideration hereby gives and grants to

David Murphy
of Branford, Connecticut

C. Michael Horton
Of Hamden, Connecticut

Patrick Healy
Northford, Connecticut

Gilbert Rossomando
of Monroe, Connecticut

Lawrence Rosenthal
of Hamden, Connecticut
(individually and collectively, the "Secured Party")

a security interest pari passu and pro rata in and to all of the property described on Schedule A attached (all hereinafter referred to as the "Collateral") to secure the payment and/or performance of each and all of the following:

(a) The Loans evidenced by certain Time Notes of even date made by Debtor to the order of each Secured Party in the principal amount listed below for each Secured Party;

David Murphy              $50,000
Patrick Healy                $125,000
Lawrence Rosenthal      $25,000
C. Michael Horton        $100,000
Gilbert Rossomando      $50,000
and;

(b) All indebtedness, debts, advances, credits, accommodations and the like now or hereafter incurred by Debtor to Secured Party including but not limited to letters of credit, term loans, coverage of overdrafts, time loans demand loans and the like. THE PARTIES INTEND THAT THIS INSTRUMENT SHALL SECURE ANY AND ALL FINANCIAL ACCOMMODATIONS NOW OR HEREAFTER EXTENDED BY SECURED PARTY TO

DEBTOR. In extension of the foregoing, all advances now or hereafter made by Secured Party to Debtor pursuant to any agreement and/or any document or otherwise, whether or not evidenced by a note, and all liability whether now existing or hereafter arising, absolute or contingent, direct or indirect, with respect to or under letters of credit, banker’s acceptances or guarantees now or hereafter established by any Secured Party, together with all other obligations and indebtedness of every kind and nature, whether now existing or hereafter arising, absolute or contingent, direct or indirect (All of the foregoing together with such Loans are hereinafter referred to as “Obligations”).

Secured Party shall have hereunder and/or with respect to the Collateral all of the rights and remedies set forth in any writing which is or evidences one or more of the Obligations, all of the rights and remedies of a Secured Party under the Uniform Commercial Code and such rights and remedies as may otherwise be available at law or in equity, all of which shall be cumulative and not alternate.

Debtor shall obtain such insurance on the Collateral as Secured Party shall require naming Secured Party as first loss payee, shall pay all taxes and assessments respecting the Collateral and shall not in any way dispose of or further encumber the Collateral.

David Murphy is hereby appointed as collateral agent and shall exercise, on behalf of all persons constituting Secured Party, all rights of Secured Party hereunder.

Dated at Hamden, Connecticut, this ___ day of July, 2006.

Host America Corporation

By_________________________________

Its President

____________________________________
David Murphy

____________________________________
C. Michael Horton

____________________________________
Patrick Healy

____________________________________
Gilbert Rossomando

____________________________________
Lawrence Rosenthal

SCHEDULE A

Debtor:              Secured Party:

Host America Corporation                                                                                                    David Murphy
Two Broadway
Hamden, Connecticut                                                                                                            C. Michael Horton

                                                            Patrick Healy

                                                            Gilbert Rossomando
                                                            Lawrence Rosenthal

(Capitalized terms herein shall have the meaning ascribed to such terms in the Connecticut Uniform Commercial Code, as amended) The foregoing does not include any of the assets of Host America’s wholly owned subsidiaries.

(i)       Accounts;
(ii)      Chattel Paper;
(iii)     contract rights;
(iv)     General Intangibles, including without limitation Payment Intangibles and Software;
(v)      Payment Intangibles;
(vi)     Supporting Obligations;

together with books, records, writings, data bases, information and other property relating to, used and useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds and products of and from any of the foregoing.

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